REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of February 15, 2006, by and among NEW CENTURY COMPANIES, INC., a Delaware corporation (the "Company"), and the parties who are signatories to this Agreement (collectively referred to as the "Holders").

      WHEREAS, the Company issued to Motivated Minds, LLC, an Arizona limited liability company and one of the Holders ("Motivated Minds"), a Series A Convertible Note (the "Note"), certain shares of restricted Common Stock (the "Restricted Stock") and one Common Stock Purchase Warrant (the "Warrant") exercisable to purchase 454,545 shares of Common Stock at a price of $.66 per share;

      WHEREAS, the Company issued Warrants (also referred to as the "Warrants") to Source Capital Group, Inc. and Ascendiant Securities, LLC, or their respective designees, for their services in connection with the issuance of the Note and funding of the loan represented by the Note;

      WHEREAS, in order to induce Motivated Minds to make the loan represented by the Note and the other Holders to perform certain services in connection with such transaction, the Company has entered into this Agreement to register for the Holders the Restricted Stock and the Common Stock issuable (i) upon conversion of the Note (the "Conversion Shares"); (ii) exercise of the Warrants (the "Warrant Shares") and (iii) in payment of Interest under the Note under the Securities Act of 1933, as amended (the "Act"), in accordance with the provisions of this Agreement; and

      WHEREAS, the Restricted Stock, Conversion Shares and Warrant Shares are collectively referred to in this Agreement as the "Registrable Securities."

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

I. PIGGYBACK REGISTRATION.

      1.1 Right To Piggyback. During the period beginning on the date of the issuance of the Note through the fifth (5th) year from the date of such issuance, whenever the Company proposes to register any of its securities under the Act (other than a registration on Form S-4 or S-8 or any similar successor form) and the registration form to be used may be used for the registration of the Shares (a "Piggyback Registration"), the Company will give prompt written notice to the Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty
(20) days after the Holders' receipt of the Company's notice; provided, that (i) if, at any time after giving written notice of its intention to register any securities but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason to terminate or withdraw such registration, the Company shall give written notice of such determination to the Holders and the Company shall not be relieved of its obligation to register such Registrable Securities pursuant to this Section 1 and (ii) if such registration involves an underwritten offering, the Holders must sell their Registrable Securities to the underwriters of such offering on the same terms and conditions as apply to the Company or other holders of Registrable Securities for whose account securities are to be sold, as the case may be. If a registration requested pursuant to this Section involves an underwritten public offering, the Holders may elect in writing, not later than three (3) days prior to the effectiveness of the registration statement filed in connection with such registration, not to sell the Registrable Securities in connection with such registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company will keep the registration statement filed under this Agreement continuously effective for the term of the Registrable Securities or until all of the Holders have exercised all of their Warrants, whichever occurs first.

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

      The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

      1.2 Piggyback Expenses.  The Registration  Expenses (as defined in Section
2) of the Piggyback Registrations and all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be paid by the Company.

      1.3 Priority in Piggyback Registrations. If (i) a Piggyback Registration pursuant to this Section 1 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering informs the Company and the Holders of the Registrable Securities requesting such registration by letter of opinion that the number of securities requested to be included in such registration exceeds the number which can be supported by market factors, the Company will include in such registration securities in the following order of priority:

            1.3.1 first, all the securities the Company proposes to sell for its own account; and

            1.3.2 second,  to the extent that the number of securities which the
                  Company proposes to include is less than the number of securities which the Company has been advised can be supported by market factors in such offering, the number of such Registrable Securities requested to be included in such Piggyback Registration by the Holders and any other holders of Registrable Securities shall be allocated pro rata among all such holders on the basis of the relative number of Registrable Securities each such holder has requested to be included in such Piggyback Registration.

      1.4. Company Obligations. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

2. REGISTRATION EXPENSES.

      2.1 All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, escrow fees, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons, as defined in Section 2(2) of the Act (a "Person"), retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted.

      2.2 The Company will bear the Registration Expenses allocable to the registration of the Registrable Securities and will bear the legal fees of counsel for the Holders up to $20,000 in connection with the registration of the Registrable Securities.

3. INDEMNIFICATION.

      3.1 The Company agrees to indemnify, to the extent permitted by law, each Holder and such Holder's legal counsel and accountants, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all losses, claims, damages, liabilities and expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular, preliminary prospectus or other document, or any amendment thereof or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and such Holder's legal counsel and accountants, and each person controlling such Holder within the meaning of the Act, for any legal and any other expenses reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, action or liability, except insofar as the same arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the prospectus or registration statement (as amended or supplemented) is required by the Act after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Holders above.

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

      3.2 In connection with any registration statement in which the Holders are participating, the Holders will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, its legal counsel and independent accountants, and each Person who controls the Company (within the meaning of the Act) with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all losses, claims, damages, liabilities and expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular, preliminary prospectus or other document, or any amendment thereof or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, its directors and officers and controlling Persons, for any legal and any other expenses reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, action or liability, except insofar as the same arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that the obligation to indemnify will be several, not joint and several, among the Holders and the liability of each of the Holders will be in proportion to and limited to the net amount received by such Holder from the sale the Shares pursuant to such registration statement.

      3.3 Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after such indemnified party has actual knowledge of any claims as to which indemnity may be sought and (ii) unless in such indemnified party's reasonable judgment and based on advice of its legal counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, shall permit such indemnifying party to assume the defense of such claim or litigation with counsel reasonably satisfactory to the indemnified party and the indemnified party may participate in such defense at such party's own expense, and provided further that the failure of any indemnified party to give notice as provided herein shall not relive the indemnifying party of its obligations under this Agreement, except to the extent, but only to the extent, that the indemnifying party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement or entry of any judgment made or consented to by the indemnified party without its consent (but such consent will not be unreasonably withheld) and which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in such indemnified party's reasonable judgment and based on advice of its legal counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim.

      3.4 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer and registration of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

4. PARTICIPATION IN UNDERWRITTEN REGISTRATION. No Holder may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by Motivated Minds or the other Holders entitled hereunder to approve such arrangements and (ii) together with the Company and the other shareholders participating in the underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

5. RULE 144 AND 144A. In order to permit the Holders to sell the Registrable Securities, if they so desire, pursuant to Rule 144 or Rule 144A promulgated by the Securities and Exchange Commission (the "SEC") (or any successors to such rules), the Company will use best efforts to comply with all rules and regulations of the SEC applicable in connection with the use of each of Rule 144 and Rule 144A (or any successors thereto), including the timely filing of all reports with the SEC and the provision of any information regarding the Company in order to enable the Holders, if they so elect, to utilize Rule 144 or Rule 144A, and the Company will cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of the Registrable Securities that is exempt from registration under the Act pursuant to Rule 144 or Rule 144A. Upon the request of a Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such requirements.

6. TRANSFER OF REGISTRATION RIGHTS. Each Holder may transfer the right to register the Shares under this Agreement to any ancestor, descendant or any custodian or trustee for his or her own account to whom the Holder has transferred any of the Shares, including, but not limited to, any transfer by the Holder to any of the foregoing parties or other entities for estate planning purposes.

7. LISTING OF SECURITIES TO BE REGISTERED. In connection with any registration hereunder, the Company will use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the securities of the same class as the Registrable Securities are then listed or quoted.

8. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company makes the following representations and warranties in connection with the Note, the Warrants and this Agreement (collectively the "Related Documents"):

      8.1 The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to carry on its business as now conducted and to own or lease and operate the properties and assets now owned or leased and operated by it. The Company is duly qualified to transact business in the State of California and all states and jurisdictions in which the business or ownership of its property makes it necessary to so qualify, except for jurisdictions in which the nature of the property owned or business conducted, when considered in relation to the absence of serious penalties, renders qualification as a foreign corporation unnecessary as a practical matter.

      8.2 The transactions contemplated by the Related Documents have been duly approved by the Board of Directors of the Company.

      8.3 The Related Documents are valid and binding upon the Company and neither the execution nor delivery of the Related Documents by the Company nor the performance by the Company of any of its covenants or obligations under the Related Documents will constitute a default under any contract, agreement or obligation to which the Company is bound. The Related Documents are enforceable against the Company in accordance with their respective terms, subject to bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or similar laws relating to or affecting creditors' rights generally. The party executing the Related Documents on behalf of the Company has full power and authority to do so and to bind the Company under the Related Documents.

      8.4  The  Warrants  and  Warrant  Shares,  when  issued,   shall  be  duly
authorized, validly issued, fully paid and non-assessable.

      8.5 The Company will apply the proceeds of the loan represented by the Note to working capital and will not apply any of such proceeds to pay indebtedness incurred prior to the date of issuance of the Note.

      8.6 The Company has no obligations to pay any fees, commissions or other compensation in connection with the transactions contemplated in the Related Documents, except for such obligations of the Company to Ascendiant Securities, LLC and Source Capital Group, Inc.

9. MISCELLANEOUS.

      9.1 Cessation of Status as Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have (i) been effectively registered under the Act and disposed of in accordance with the registration statement covering them, (ii) become eligible for sale pursuant to, and have actually been sold to the public in compliance with, Rule 144 (or any similar provision then in force) under the Act, or (iii) been otherwise transferred and new certificates for them not bearing any restrictive legends have been delivered by the Company.

      9.2 No Inconsistent Agreements. The Company will not hereafter enter into, or permit to exist, any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement, without their prior unanimous written consent.

      9.3 Remedies. Any Holder having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

      9.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the 66 2/3% of the Holders.

      9.5 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      9.6 Governing Law and Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Arizona. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Arizona or of the United States of America for the District of Arizona and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 9.11, "Notices," such service to become effective ten (10) days after such mailing.

      9.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

      9.8 Related Documents. The Related Documents are being entered into by the parties in connection with the loan made by Motivated Minds to the Company. A breach of any condition, obligation, covenant, provision, agreement, representation or warranty contained in the Warrant or this Agreement shall constitute an Event of Default under the Note, as such term is defined in the Note.

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

      9.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of the Holders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holders of any breach or default under this Agreement or any waiver on the part of the Holders of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Holders, shall be cumulative and not alternative.

      9.10 Counterparts. This Agreement may be executed in any number of counterparts each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument. Any telecopied signature of a party on this Agreement shall be deemed an original signature of such party for all purposes.

      9.11 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid or otherwise, delivered by hand or by messenger, or by facsimile, addressed (i) if to a Holder, to such address as such Holder shall have furnished to the Company in writing, or (ii) if to the Company, to its principal executive offices and addressed to the attention of the Chief Executive Officer, or to such other address as the Company shall have furnished to such Holder in writing.

      Each such notice or other communication for all purposes for this Agreement shall be treated as effective, or having been given when delivered, if delivered personally or by facsimile, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.


                                         NEW CENTURY COMPANIES, INC.,
                                         a Delaware corporation



                                         By /s/ David Duquette
                                            ------------------------------------
                                                David Duquette
                                                Chief Executive Officer

                                   EXHIBIT "A"


                              HOLDER SIGNATURE PAGE



------------------------------
Signature of Holder

                                            ------------------------------------
                                             Number  of  Registrable  Securities
                                             (specify      Restricted     Stock,
                                             Conversion  Shares  and/or  Warrant
                                             Shares)

------------------------------
Name of Holder








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